UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report: October 26, 2004

                         _______________

                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


EOG RESOURCES, INC.

Item 7.01  Regulation FD Disclosure.

I.  Fourth Quarter and Full Year 2004 Forecast

     The forecast items for the fourth quarter and full year 2004 set forth in, and incorporated herein by reference from, the table below for EOG Resources, Inc. (EOG) are based on current available information and expectations as of the date of this document. This forecast replaces and supersedes any previously issued guidance or forecast.

II.  2004 Natural Gas Financial Collar Contracts and Natural
Gas and Crude Oil Financial Price Swap Contracts

     With the objective of enhancing the certainty of future revenues, from time to time EOG enters into New York Mercantile Exchange related financial commodity collar and price swap contracts. In addition to these financial transactions, EOG is a party to various physical commodity contracts for the sale of hydrocarbons that cover varying periods of time and have varying pricing provisions. The financial impact of these various physical commodity contracts is included in revenues at the time of settlement, which in turn affects average realized hydrocarbon prices.

(a)  Natural Gas Financial Collar Contracts

     Since EOG filed its Current Report on Form 8-K on October 1, 2004, EOG has entered into additional natural gas financial collar contracts covering notional volumes of 50,000 MMBtud for the month of December 2004 with a floor price of $7.65 per MMBtu and a ceiling price of $8.90 per MMBtu, and notional volumes of 75,000 MMBtud for the period January 2005 through March 2005 with an average floor price of $7.77 per MMBtu and an average ceiling price of $9.24 per MMBtu. EOG accounts for these financial collar contracts using the mark-to-market accounting method.

(b)  Natural Gas Financial Price Swap Contracts

     Since EOG filed its Current Report on Form 8-K on October 1, 2004, EOG has entered into additional natural gas financial price swap contracts covering notional volumes of 200,000 MMBtud for the month of November 2004 at an average price of $6.82 per MMBtu. EOG accounts for these financial price swap contracts using the mark-to-market accounting method.

(c)  Crude Oil Financial Price Swap Contracts

     EOG has not entered into any additional crude oil financial price swap contracts since EOG filed its Current Report on Form 8-K on October 1, 2004, which provided an update of all such financial price swap contracts as of that date. Currently, EOG does not have any crude oil financial price swap contracts.

(d) Summary of EOG's natural gas financial collar and price swap contracts as of October 26, 2004

                                      Natural Gas Financial Contracts
                             Collar Contracts                         Price Swap Contracts
                         Floor Price            Ceiling Price                   Weighted
                 Floor Range/  Weighted    Ceiling Range/  Weighted              Average
        Volume       Floor      Average       Ceiling       Average    Volume     Price
       (MMBtud)    ($/MMBtu)   ($/MMBtu)     ($/MMBtu)     ($/MMBtu)  (MMBtud)  ($/MMBtu)

2004

Oct    375,000   $4.47 - 4.75    $4.58     $4.93 - 5.19      $5.09      30,000     $4.80
Nov    100,000        6.35        6.35      7.60 - 7.64       7.61     200,000      6.82
Dec     50,000        7.65        7.65          8.90          8.90           -         -

2005

Jan(1)  75,000   $7.65 - 8.00    $7.77     $8.90 - 9.50      $ 9.10          -     $   -
Feb(2)  75,000    7.65 - 8.00     7.77      9.19 - 9.50        9.32          -         -
Mar(2)  75,000    7.65 - 8.00     7.77      9.19 - 9.50        9.32          -         -

(1) Notional volumes of 25,000 MMBtud of the January 2005 collar contracts were purchased at a premium of $0.10 per MMBtu.
(2) The collar contracts for February 2005 and March 2005 were purchased at a premium of $0.10 per MMBtu.

III.  Forward-Looking Statements

  This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although EOG believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products, foreign currency exchange rates and interest rates; the timing and impact of liquefied natural gas imports and changes in demand or prices for ammonia or methanol; the extent and effect of any hedging activities engaged in by EOG; the extent of EOG's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; the availability and cost of drilling rigs, experienced drilling crews and tubular steel; the availability of pipeline transportation capacity; the extent to which EOG can replicate on its other Barnett Shale acreage the results of its most recent Barnett Shale wells; the results of wells yet to be drilled that are necessary to test whether substantial Barnett Shale acreage positions in Erath, Somervell, Hood, Jack, Palo Pinto and Hill Counties, Texas, contain suitable drilling prospects; whether EOG is successful in its efforts to more densely develop its acreage in the Barnett Shale and other production areas; political developments around the world; acts of war and terrorism and responses to these acts; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements might not occur. EOG undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Definitions
  $/Bbl    US Dollars per barrel
  $/Mcf    US Dollars per thousand cubic feet
  $/Mcfe   US Dollars per thousand cubic feet equivalent
  $MM      US Dollars in millions
  $/MMBtu  US Dollars per million British thermal units
  Mbd      Thousand barrels per day
  MMBtud   Million British thermal units per day
  MMBtu    Million British thermal units
  MMcfd    Million cubic feet per day
  MMcfed   Million cubic feet equivalent per day
  NYMEX    New York Mercantile Exchange
  WTI      West Texas Intermediate



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 EOG RESOURCES, INC.
                                 (Registrant)



Date: October 26, 2004        By: /s/TIMOTHY K. DRIGGERS
                                     Timothy K. Driggers
                              Vice President and Chief Accounting Officer
                              (Principal Accounting Officer)



                           Estimated Ranges
              (See text for additional information)

                                                  4Q 2004       Full Year 2004
Daily Production
  Natural Gas (MMcfd)
   US                                           640  -   670      625  -   631
   Canada                                       220  -   235      208  -   212
   Trinidad                                     200  -   220      180  -   185
   UK North Sea                                  19  -    23        7  -     8
   Total                                      1,079  - 1,148    1,020  - 1,036

  Crude Oil (Mbd)
   US                                          21.0  -  22.0     20.8  -  20.9
   Canada                                       2.3  -   2.7      2.5  -   2.7
   Trinidad                                     3.9  -   4.5      3.4  -   3.6
   Total                                       27.2  -  29.2     26.7  -  27.2

  Natural Gas Liquids (Mbd)
   US                                           4.0  -   5.0      4.5  -   4.8
   Canada                                       0.5  -   1.0      0.6  -   0.8
   Total                                        4.5  -   6.0      5.1  -   5.6

  Natural Gas Equivalent Volumes (MMcfed)
   US                                           790  -   832      777  -   785
   Canada                                       237  -   257      227  -   233
   Trinidad                                     223  -   247      200  -   207
   UK North Sea                                  19  -    23        7  -     8
   Total                                      1,269  - 1,359    1,211  - 1,233

Operating Costs
  Unit Costs ($/Mcfe)
   Lease and Well                             $0.59  - $0.63    $0.60  - $0.62
   Depreciation, Depletion and Amortization   $1.14  - $1.18    $1.11  - $1.13

Expenses ($MM)
  Exploration, Dry Hole and Impairment         70.0  -  85.0    239.0  - 254.0
  General and Administrative                   29.0  -  32.0    110.0  - 113.0
  Capitalized Interest                          2.4  -   2.8      9.0  -   9.4
  Net Interest                                 12.0  -  18.0     60.2  -  66.2

Taxes Other than Income (% of Revenue)          5.0  -   6.0      5.7  -   6.0
Taxes
  Effective Rate                                 32% -    36%      33% -    35%
  Deferred Ratio                                 50% -    80%      68% -    75%

Preferred Dividends ($MM)                       2.5  -   3.0     10.8  -  11.3

Capital Expenditures Excluding Acquisitions
 ($MM) - FY 2004                                   Approximately         1,400
Acquisitions ($MM) - FY 2004                       Approximately            50

Pricing
  Natural Gas ($/Mcf)
   Differentials (include the effect of
    physical contracts)
     United States - below NYMEX Henry Hub    $0.30  - $0.70    $0.29  - $0.39
     Canada - below NYMEX Henry Hub           $0.80  - $1.30    $0.83  - $0.95

   Realizations
     Trinidad                                 $1.25  - $1.60    $1.40  - $1.49

  Crude Oil ($/Bbl)
   Differentials
     US - below WTI                           $0.95  - $1.34    $0.55  - $0.85
     Canada - below WTI                       $3.00  - $5.00    $3.22  - $3.72
     Trinidad - below WTI                     $3.75  - $6.25    $1.00  - $2.00